PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT NET

Property and equipment, net consist of the following:

	As of December 31,
	2021	2022	2022
	HK$	HK$	US$
Leasehold improvement	1,758,217	1,758,217	225,369
Furniture and fixtures	292,724	292,724	37,522
Office equipment	108,995	108,995	13,971
Total	2,159,936	2,159,936	276,862
Less: Accumulated depreciation	2,097,253	2,159,936	276,862
Net book value	62,683	—	—